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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 15, 2001
                        (Date of earliest event reported)



                        LANDAMERICA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                       1-13990                  54-1589611
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


           101 Gateway Centre Parkway
               Richmond, Virginia                      23235-5153
    (Address of Principal Executive Offices)           (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 267-8000




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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)   Exhibits.

             No.            Description
             ---            -----------

             1.1 Underwriting Agreement dated February 15, 2001, between the Registrant, Reliance Insurance Company and Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LANDAMERICA FINANCIAL GROUP, INC.
                                   (Registrant)



Date:  February 16, 2001           By: /s/ Russell W. Jordan, III
                                       -----------------------------------------
                                       Russell W. Jordan, III
                                       Senior Vice President and General Counsel




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                                  Exhibit Index


Exhibit
Number                              Document
------                              --------

  1.1 Underwriting Agreement dated February 15, 2001, between the Registrant, Reliance Insurance Company and Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc.